UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

☒ Filed by the Registrant

☐ Filed by a party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

ARTELO BIOSCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

505 Lomas Santa Fe, Suite 160

Solana Beach, CA 92075

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Artelo Biosciences, Inc.:

Notice is hereby given that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Artelo Biosciences, Inc., a Nevada corporation, will be held on Friday, June 30, 2023 at 8:00 a.m., Pacific Time, via internet webcast, for the following purposes:

1.

To elect seven (7) directors, Steven Kelly, R. Martin Emanuele, Ph.D., Connie Matsui, Douglas Blayney, M.D., Gregory R. Reyes, M.D., Ph.D., Tamara A. (Seymour) Favorito, and Gregory D. Gorgas, for one-, two-, or three-year terms, or until their successors are duly elected and qualified or until their earlier resignation or removal, as further described in Proposal No. 1 in the Company’s proxy statement;

2.	To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.	To transact such other business as may be properly brought before the Annual Meeting or any adjournments or postponements thereof.

The Annual Meeting will be held virtually. In order to attend the meeting, you must register at https://www.proxyvote.com/ by 11:59 PM ET on June 29, 2023. If you hold your shares in an account at a brokerage firm, bank, dealer or other similar organization and wish to vote at the meeting, you will need to obtain a “legal proxy” from that entity and submit it when you register. On the day of the Annual Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit questions prior to and during the meeting. To vote at the Annual Meeting, (a) if you hold your shares through a bank, broker or other nominee, you will need the control number you receive by email after registering, and (b) if you hold your shares in an account with our transfer agent, you will need the control number that is shown on your proxy card or e-mail notification of the Annual Meeting.

You will not be able to attend the Annual Meeting in person.

Our Board of Directors has fixed the close of business on April 21, 2023 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof. The Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement, notice of annual meeting, form of proxy and our annual report, is first being sent or made available on or about May 16, 2023 to all stockholders as of the record date.

Whether or not you expect to attend the Annual Meeting via live webcast, please vote at your earliest convenience. You may vote over the internet, by telephone or, if you request to receive printed proxy materials, by mailing a proxy or voting instruction card. You may also vote your shares during the Annual Meeting. Submitting your proxy in advance of the Annual Meeting will not prevent you from voting your shares during the Annual Meeting, as your proxy is revocable at your option as described in the proxy statement accompanying this notice. Please review the instructions regarding each of your voting options described in the proxy statement, as well as in the proxy card you received by mail.

Your vote is important. Whether or not you plan to attend the meeting, please sign and submit your proxy as soon as possible so that your shares can be voted at our Annual Meeting in accordance with your instructions. If you attend the meeting, you may revoke your proxy in accordance with the procedures set forth in the proxy statement. The Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement, notice of annual meeting, form of proxy and our annual report, is first being sent or made available on or about May 16, 2023 to all stockholders as of the record date. A copy of our proxy statement, our annual report and any amendments thereto, are also posted on https://www.proxyvote.com/ and are available from the SEC on its website at www.sec.gov.

By Order of the Board of Directors,

By:	/s/ Gregory D. Gorgas
Gregory D. Gorgas
President and Chief Executive Officer

Solana Beach, California

May 16, 2023

ARTELO BIOSCIENCES, INC

505 Lomas Santa Fe, Suite 160

Solana Beach, CA 92075

2023 PROXY STATEMENT

General Information

The Board of Directors (the “Board”) of Artelo Biosciences, Inc., a Nevada corporation (“Artelo,” “Artelo Biosciences,” “the company,” “we,” “us” or “our”) has delivered these proxy materials to you in connection with the solicitation of proxies for use at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held live via internet webcast on Friday, June 30, 2023 at 8:00 a.m., Pacific Time, or at any adjournment or postponement thereof, for the purposes stated herein. These proxy materials were first sent or given on or about May 16, 2023 to all stockholders as of the record date.

Proxy Materials

The Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy, and our annual report, is first being sent or given on or about May 16, 2023, to all stockholders of record as of April 21, 2023. The proxy materials and our annual report can be accessed as of May 16, 2023, by visiting https://www.proxyvote.com/. If you receive a Notice of Internet Availability, then you will not receive a printed copy of the proxy materials or our annual report in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials and our annual report are set forth in the Notice of Internet Availability.

Virtual Annual Meeting

We are embracing technology to provide expanded access, improved communication, reduced environmental impact and cost savings for our stockholders and the Company. Hosting a virtual meeting enables increased stockholder attendance and participation since stockholders can participate and ask questions from any location around the world and provides us an opportunity to give thoughtful responses. In addition, we intend that the virtual meeting format provide stockholders a similar level of transparency to the traditional in-person meeting format, and we take steps to ensure such an experience. Our stockholders will be afforded the same opportunities to participate at the virtual Annual Meeting as they would at an in-person annual meeting of stockholders.

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Participating in the Annual Meeting

We will host the Annual Meeting live via internet webcast. You will not be able to attend the Annual Meeting in person. A summary of the information you need in order to attend the Annual Meeting online is provided below:

•

In order to attend the meeting, you must register at https://www.proxyvote.com/ by 11:59 PM ET on June 29, 2023. If you hold your shares in an account at a brokerage firm, bank, dealer or other similar organization and wish to vote at the meeting, you will need to obtain a “legal proxy” from that entity and submit it when you register.

•

The live internet webcast will begin on Friday, June 30, 2023 at 8:00 a.m., Pacific Time. On the day of the Annual Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations.

•	Stockholders may vote and submit questions during the Annual Meeting live via the internet.

•

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number 1-866-612-8937 or e-mail virtualmeeting@viewproxy.com.

•	Instructions regarding how to connect and participate live via the internet, including how to demonstrate proof of stock ownership, are posted at https://www.proxyvote.com/.

Voting Rights and Outstanding Shares

Only stockholders that owned our common stock at the close of business on April 21, 2023, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting. On the record date, 2,855,688 shares of our common stock were outstanding. Each share of our common stock that you own entitles you to one vote on each matter to be voted upon at the Annual Meeting. We will have a quorum to conduct the business of the Annual Meeting if the holders of a majority of the outstanding shares of our common stock entitled to vote are present, in person via the internet webcast or by proxy. Abstentions and broker non-votes (i.e., shares of common stock held by a broker, bank or other agent that are represented at the meeting, but which the broker, bank or other agent is not empowered to vote on a particular proposal) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

Proposals for the Annual Meeting

The following proposals will be voted on at the Annual Meeting:

•

Elect seven (7) directors, Steven Kelly, R. Martin Emanuele, Ph.D., Connie Matsui, Douglas Blayney, M.D., Gregory R. Reyes, M.D., Ph.D., Tamara A. (Seymour) Favorito, and Gregory D. Gorgas, for one-, two-, or three-year terms, or until their successors are duly elected and qualified or until their earlier resignation or removal, as further described in Proposal No. 1 in the Company’s proxy statement;

•	Ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
•	Any other business that may properly come before the Annual Meeting or any adjournment or postponements thereof.

As of the date of this proxy statement, our management and board of directors were not aware of any other matters to be presented at the Annual Meeting.

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Voting Requirements to Approve Each Proposal

Proposal 1 – Election of Directors. Directors are elected by a majority of the votes present in person via the internet webcast or represented by proxy and entitled to vote at a meeting at which a quorum is present. If a quorum is present, each nominee for director may be approved by the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at a meeting at which a quorum is present. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on each individual nominee in this proposal. Abstentions are deemed to be votes cast and have the same effect as a vote against that individual nominee. Broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.

Proposal 2 – Ratification of the Appointment of MaloneBailey, LLP. The proposal to ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, must be approved by a vote of a majority of the total votes cast via the internet or represented by proxy at the annual meeting. Abstentions and broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on this proposal. This proposal is considered a routine or “discretionary” matter on which your broker, bank or other agent will be able to vote on your behalf even if it does not receive instructions from you.

Voting Shares Registered in Your Name

If you are a stockholder of record, you may vote in one of four ways:

•

Vote via the internet. You may submit a proxy over the Internet at https://www.proxyvote.com/ 24 hours a day, seven days a week. You will need the control number included on your proxy card or mail notification about the Annual Meeting;

•

Vote by telephone. You may submit a proxy using a touch-tone telephone by calling 1‑866‑804‑9616, 24 hours a day, seven days a week. You will need the control number included on your proxy card or email notification about the Annual Meeting;

•

Vote by Mail. If you received printed proxy materials, you may direct how your shares are voted at the Annual Meeting by completing, signing, and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Your completed, signed and dated proxy card must be received prior to the Annual Meeting; or

•	Vote during the Annual Meeting live via the internet by following the instructions posted at https://www.proxyvote.com/.

Votes submitted via the internet or by telephone must be received by 11:59 p.m., Eastern Time, on June 29, 2023. Submitting your proxy via the internet, by telephone or by mail will not affect your right to vote during the Annual Meeting live via the internet. For additional information, please see “Revocability of Proxies” below.

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Voting Shares Registered in the Name of a Broker, Bank or Other Agent

Most beneficial owners holding stock in “street name” will receive instructions for voting their shares from their broker, bank or other agent. A number of brokers and banks participate in a program provided through Broadridge Financial Solutions, Inc. (“Broadridge”) that allows stockholders to grant their proxy to vote shares by means of the telephone or internet. If your shares are held in an account with a broker or bank participating in the Broadridge program, you may vote by telephone by calling the number shown on the voting instruction form received from your broker or bank, or you may vote via the internet at Broadridge’s website at http://www.proxyvote.com, using the control number provided by your broker, bank or other agent. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting live via the internet unless you obtain a valid proxy from your broker, bank or other nominee and submit it when you register to attend the meeting.

Revocability of Proxies

If you are a stockholder of record, once you have submitted your proxy by mail, telephone or internet, you may revoke it at any time before it is voted at the Annual Meeting. You may revoke your proxy in any one of the following three ways:

•	You may submit another proxy marked with a later date (which automatically revokes your earlier proxy) by mail or telephone or via the internet by the applicable deadline as described above;

•

You may provide written notice that you wish to revoke your proxy to our Secretary at Artelo Biosciences, Inc., Attn: Secretary, 505 Lomas Santa Fe, Suite 160, Solana Beach, CA 92075 by no later than the close of business on Thursday, June 29, 2023; or

•

You may attend the Annual Meeting and submit your vote live via the internet. Attendance at the Annual Meeting live via the internet will not, by itself, cause your previously granted proxy to be revoked.

If you are a beneficial owner holding shares in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other agent in accordance with the instructions they provided (see “Voting Shares Registered in the Name of a Broker, Bank or Other Agent” above).

Tabulation of Votes

A representative from Alliance Advisors, LLC will act as inspector of elections and tabulate the votes at the Annual Meeting. All shares represented by valid proxies received before the Annual Meeting will be voted. If you submit a valid proxy containing instructions regarding how to vote with respect to any matter to be acted upon, your shares will be voted in accordance with those instructions. If you submit a valid proxy with no instructions, then your shares will be voted by the individuals we have designated as proxies for the Annual Meeting in the following manner:

•

“FOR” the election of each of the seven (7) directors, Steven Kelly, R. Martin Emanuele, Ph.D., Connie Matsui, Douglas Blayney, M.D., Gregory R. Reyes, M.D., Ph.D., Tamara A. (Seymour) Favorito, and Gregory D. Gorgas, for one-, two-, or three-year terms, or until their successors are duly elected and qualified or until their earlier resignation or removal, as further described in Proposal No. 1 in the Company’s proxy statement;

•	“FOR” the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

In addition, the individuals that we have designated as proxies for the Annual Meeting will have discretionary authority to vote your shares with respect to any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

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Voting Results

Preliminary voting results are expected to be announced at the Annual Meeting. Voting results will be tallied by the inspector of elections and reported in a Current Report on Form 8-K (the “Form 8-K”) that we will file with the SEC within four business days of the Annual Meeting. If the voting results reported in the Form 8-K are preliminary, we will subsequently file an amendment to the Form 8-K to report the final voting results within four business days of the date on which the final voting results are known.

Proxy Solicitation

This proxy solicitation is made by the Board and we will bear the entire cost of soliciting proxies for the Annual Meeting, including costs associated with the preparation, assembly, printing and mailing of the proxy materials and any additional information furnished to stockholders. We will make available copies of the proxy materials to brokers, banks and other agents holding shares of our common stock in their name for the benefit of others for forwarding to the beneficial owners. We may reimburse such brokers, banks or other agents for their costs associated with forwarding the proxy materials to the beneficial owners. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

Householding of Proxy Materials

We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the Notice of Internet Availability and, if applicable, the proxy statement and annual report, to multiple stockholders who share the same address unless we receive contrary instructions from one or more stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, the proxy statement and annual report, to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s Notice of Internet Availability or proxy statement and annual report, as applicable, you may contact us as follows:

Artelo Biosciences, Inc.

Attention: Investor Relations

505 Lomas Santa Fe, Suite 160

Solana Beach, CA 92075

Tel: (858) 925-7049

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

Stockholder Proposals or Director Nominations for the 2024 Annual Meeting of Stockholders

If a stockholder would like us to consider including a proposal in our proxy statement for our 2024 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act, then the proposal must be received by our secretary at our principal executive offices on or before January 17, 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Artelo Biosciences, Inc.

Attention: Secretary

505 Lomas Santa Fe, Suite 160

Solana Beach, CA 92075

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2024 annual meeting, the stockholder must provide timely written notice to our secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our bylaws. To be timely, a stockholder’s written notice must be received by our secretary at our principal executive offices:

•	no earlier than 8:00 a.m., Eastern time, on March 2, 2024, and
•	no later than 5:00 p.m., Eastern time, on April 1, 2024.

In the event that we hold our 2024 annual meeting more than 25 days after the one-year anniversary of this year’s annual meeting, then such written notice must be received by our secretary at our principal executive offices:

•	no earlier than 8:00 a.m., Eastern time, on the 120th day prior to the day of our 2024 annual meeting, and
•	no later than 5:00 p.m., Eastern time, on the later of the 90th day prior to the day of the annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the annual meeting was first made by us.

In addition to satisfying the requirements of our bylaws, including the earlier notice deadlines set forth above and therein, to comply with universal proxy rules, stockholders who intend to solicit proxies in support of director nominees (other than our nominees) must also provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act, no later than May 1, 2024.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not present his, her or its proposal at such annual meeting, then we are not required to present the proposal for a vote at such annual meeting.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents certain information with respect to the beneficial ownership of our common stock as of April 21, 2023 by (i) each person we know to be the beneficial owner of 5% or more of our outstanding shares of common stock, (ii) each named executive officer and our directors and (iii) all executive officers and directors as a group. Information with respect to beneficial ownership is based on a review of our stock transfer records and on Schedules 13D and 13G that have been filed with the SEC by or on behalf of the stockholders listed below. Except as indicated by the footnotes below, we believe, based on the information available to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Percentage of beneficial ownership is calculated based on 2,855,688 shares of common stock outstanding on April 21, 2023. We have determined beneficial ownership in accordance with SEC rules. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding shares of common stock subject to stock options held by that person that are currently exercisable or exercisable within 60 days of April 21, 2023. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Except otherwise indicated in the footnotes below, the address of each beneficial owner listed in the table is Artelo Biosciences, Inc., 505 Lomas Santa Fe, Suite 160, Solana Beach, CA 92075.

		Number of Shares
		Subject to	Total Shares
	Number of	Options and/or Warrants Exercisable	Beneficially Owned
Name and Address of Beneficial Owner	Shares Held	within 60 Days	Number	%
Directors and Named Executive Officers
Gregory D. Gorgas(1)	20,446	115,872	136,318	4.77%
Connie Matsui(2)	3,778	13,068	16,846	*
Steven Kelly(3)	834	11,785	12,619	*
Douglas Blayney, M.D. (4)	834	11,167	12,001	*
R. Martin Emanuele, Ph.D.(5)	834	10,702	11,536	*
Gregory R. Reyes M.D., Ph.D. (6)	-	5,666	5,666	*
Tamara A. (Seymour) Favorito (7)	-	2,001	2,001	*

All Current Directors and Executive Officers as a Group (7 persons) (8)	26,726	170,261	196,987	6.90%

5% Stockholders
None

______________

*	Less than one percent.
(1)

Consists of 20,446 shares held by Gregory Gorgas, options to purchase 115,766 shares of common stock and warrants to purchase 106 shares of common stock that are exercisable within 60 days of April 21, 2023.

(2)	Consists of 3,778 shares held by Connie Matsui and options to purchase 13,068 shares of common stock that are exercisable within 60 days of April 21, 2023.
(3)	Consists of 834 shares held by Steven Kelly and options to purchase 11,785 shares of common stock that are exercisable within 60 days of April 21, 2023.
(4)	Consists of 834 shares held by Douglas Blayney, M.D. and options to purchase 11,168 shares of common stock that are exercisable within 60 days of April 21, 2023.
(5)	Consists of 834 shares held by R. Marty Emanuele, Ph.D. and options to purchase 10,702 shares of common stock that are exercisable within 60 days of April 21, 2023.
(6)	Consists of options to purchase 5,666 shares of common stock that are exercisable within 60 days of April 21, 2023 held by Gregory R. Reyes, M.D., Ph.D.
(7)	Consists of options to purchase 2,001 shares of common stock that are exercisable within 60 days of April 21, 2023 held by Tamara A. (Seymour) Favorito.
(8)

Consists of 26,726 shares beneficially owned by the directors and officers and 170,261 shares subject to options and/or warrants held by the directors and officers exercisable within 60 days of April 21, 2023.

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CORPORATE GOVERNANCE

Composition of the Board

Our Board currently consists of seven directors, six of whom are independent under the listing standards of The Nasdaq Stock Market LLC, or Nasdaq.

The following table sets forth the names, ages as of April 21, 2023, and certain other information for each of our directors and director nominees:

Name	Age	Position Held with the Company	Date first appointed

Gregory D. Gorgas	60	President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director	April 3, 2017
Connie Matsui	69	Director, Chairperson of the Board	May 2, 2017
Steven Kelly	58	Director	May 2, 2017
Douglas Blayney, M.D.	72	Director	July 31, 2017
R. Martin Emanuele, Ph.D.	68	Director	September 20, 2017
Greg Reyes, M.D., Ph D.	69	Director	November 30, 2020
Tamara A. (Seymour) Favorito	64	Director	March 3, 2021

Director Independence

Our common stock and warrants are listed on the Nasdaq. As a company listed on Nasdaq, we are required under Nasdaq listing rules to maintain a board comprised of a majority of independent directors as determined affirmatively by our Board. Under Nasdaq listing rules, a director will only qualify as an independent director if, in the opinion of that listed company’s board of directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of our audit, compensation and nominating and governance committees be independent.

Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and Nasdaq listing rules applicable to audit committee members. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and Nasdaq listing rules applicable to compensation committee members.

Our Board has undertaken a review of the independence of the directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board has determined that Ms. Matsui, Dr. Blayney, Mr. Kelly, Dr. Emanuele, Dr. Reyes, and Ms. Favorito representing six of our seven directors, are “independent directors” as defined under the rules of the Nasdaq. Mr. Gorgas is not considered independent due to his service as an executive officer of the Company.

In determining whether directors were independent under Nasdaq rules, the Board considered the matters discussed in the section entitled “Related Person Transactions” below. There are no family relationships between any of our directors, director nominees or executive officers. There are currently no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation or the ability or integrity of any of our directors or director nominees.

Leadership Structure of the Board of Directors

The Board has the following general leadership structure:

•

The positions of Chief Executive Officer and Chair of the Board are separate but may be held by the same individual. The positions of Chief Executive Officer and Chair of the Board are currently held by Mr. Gorgas and Ms. Matsui, respectively.

•

The Chair of the Board presides at meetings of the Board and, so long as the Chair of the Board is an independent director, also presides at executive sessions of the non-management and/or independent directors.

•

If the Chair of the Board is not an independent director, the independent directors will appoint one independent director to serve as “lead independent director.” In that scenario, the lead independent director will preside at executive sessions of the non-management and/or independent directors, preside at meetings of the Board in the absence of the Chair of the Board, review agendas for meetings of the Board with the Chief Executive Officer and Chair of the Board, and assume such other functions as the Board may deem appropriate.

•	The Chief Executive Officer and the Chair of the Board jointly establish the agenda for each meeting of the Board, though any director may request the inclusion of items on the agenda.

Ms. Matsui currently serves as Chair of the Board and is an independent director, thus, the Board does not currently have a lead independent director. The Board has determined that this leadership structure, specifically the separation of the Chief Executive Officer and Chair of the Board positions, is appropriate for our company because, in the judgment of the Board, an independent Chair of the Board (or lead independent director, if the Chair of the Board is not an independent director) is best positioned to express to management the views of the Board (and, particularly, the independent directors) and to provide constructive feedback to the Chief Executive Officer regarding management’s performance.

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Board Committees

The Board has an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. Each of these committees operate under written charters, each of which are available on our website at http://www.artelobio.com under “Investors—Governance.” The Board has determined that all members of these committees satisfy the applicable independence requirements under Nasdaq rules. The current members of the committees are identified in the table below.

Director	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Gregory D. Gorgas	—	—	—
Connie Matsui	Member	—	Member
Steven Kelly	Member	Chair	—
R. M. Emanuele, Ph.D.	—	—	Member
Douglas Blayney, M.D.	—	—	Chair
Gregory R. Reyes, M.D., Ph.D.	—	Member	—
Tamara A. (Seymour) Favorito	Chair	—	—

The Audit Committee is responsible primarily for overseeing (i) the services provided by our independent registered public accounting firm, (ii) the integrity of our financial statements and internal control over financial reporting, and (iii) risk management, internal audit and our compliance with legal and regulatory requirements. Ms. Favorito, the Chair of the Audit Committee, has been determined by the Board to be an audit committee financial expert. For fiscal year ending December 31, 2022, the Audit Committee held four meetings.

The Compensation Committee is responsible primarily for evaluating and approving all compensation plans, policies and programs as they affect our executive officers, administering our equity compensation plans, and reviewing the compensation of the Board. For fiscal year ending December 31, 2022, the Compensation Committee held two meetings.

The Corporate Governance and Nominating Committee is responsible primarily for identifying, evaluating and recommending to the Board nominees for election or appointment to the Board and committees of the Board, evaluating the performance and independence of the Board and of individual directors, and evaluating the adequacy of our corporate governance practices. For fiscal year ending December 31, 2022 the Corporate Governance and Nominating Committee held two meetings.

Meetings of the Board of Directors and Board Committees

The Board has regularly scheduled meetings at least quarterly. Our independent directors hold executive sessions without management present at least once per quarter. For fiscal year ending December 31, 2022, the Board held four meetings. Each director attended at least 75% of the aggregate number of meetings held by the Board and all applicable committees of the Board during the period that he or she served.

Although we do not have a formal policy regarding attendance by members of our board of directors at the annual meetings of stockholders, we encourage, but do not require, directors to attend. Four members of our board of directors attended our 2022 annual meeting of stockholders.

Role of the Board of Directors in Risk Oversight

Management is responsible for day-to-day risk management at our company. The role of the Board is to provide oversight of the processes designed to identify, assess and monitor key risks and risk mitigation activities. The Board fulfills its risk oversight responsibilities through (i) the receipt of reports directly from management and (ii) the receipt of reports from each committee chair regarding such committee’s oversight of specific risk topics.

Delegation of Risk Oversight

The Board has delegated oversight of specific risk areas to its committees. For example, the Audit Committee is tasked with overseeing risk management at our company with respect to financial matters and the adequacy of our internal control over financial reporting. Pursuant to its charter, the Audit Committee is required, among other things, to discuss with management our policies with respect to risk assessment and risk management, including guidelines and procedures to govern the process by which risk assessment and risk management are handled, and to review our major risk exposures and the steps management has taken to monitor, control and report such exposures. The Audit Committee typically has these discussions with management at least once per quarter, and the Chair of the Audit Committee subsequently reports on these discussions to the full Board. Similarly, the Compensation Committee assists the Board in overseeing risks arising from our compensation policies and practices, and the Corporate Governance and Nominating Committee assists the Board in overseeing risks associated with corporate governance, director and executive officer succession planning, board membership and board structure. The Board then discusses significant risk management issues with the Chief Executive Officer and recommends appropriate action.

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Policy Prohibiting Hedging or Pledging of Securities

Under our insider trading policy, our directors, officers, employees and agents are prohibited from, directly or indirectly, among other things, (1) engaging in short sales, (2) trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options, stock appreciation rights and other securities issued pursuant to Company benefit plans or other compensatory arrangements with the Company), (3) pledging any of our securities as collateral for any loans and (4) holding our securities in a margin account.

Communications with the Board of Directors

The Company’s contact information is available on our website at https://artelobio.com/ under the “Investors” tab. Interested parties may send communications to the non-management members of the Board. Communications to the Board must be in writing and sent care of the Secretary by mail to our principal executive offices at 505 Lomas Santa Fe, Suite 160, Solana Beach, CA 92075. This centralized process will assist the Board in reviewing and responding to stockholder and interested party communications in an appropriate manner. The name of any specific intended recipient should be noted in the communication. All communications must be accompanied by the following information:

•	if the person submitting the communication is a security holder, a statement of the type and amount of securities of our company the person holds;

•

if the person submitting the communication is not a security holder and is submitting the communication to the non-management directors as an interested party, the nature of the person’s interest in our company;

•	any special interest, meaning an interest not in the capacity of a stockholder of our company, of the person in the subject matter of the communication; and

•	the address, telephone number and e-mail address, if any, of the person submitting the communication.

Communications should be addressed to the attention of the Secretary and should not exceed 500 words in length, excluding the information required to accompany the communication as described above. The Board has instructed the Secretary to forward such correspondence to the Board.

Consideration of Director Nominees

Director Qualifications

The Corporate Governance and Nominating Committee evaluates all incumbent, replacement or additional nominees for election as directors, taking into account (i) all factors the committee considers appropriate, which may include career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge, and (ii) the following minimum qualifications:

•	Each director nominee must have displayed the highest personal and professional ethics, integrity and values, and sound business judgment;

•

Each director must be highly accomplished in his or her respective field, with superior credentials and recognition and broad experience at the administrative and/or policy making level in business, government, education, technology or public interest;

•	Each director must have relevant expertise and experience, and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience;

•	Each director must be able to represent all of our stockholders and be committed to enhancing long-term stockholder value; and

•	Each director must have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of our business.

In determining whether to recommend a director for re-election to the Board, the Corporate Governance and Nominating Committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board and any applicable committees of the Board.

The Corporate Governance and Nominating Committee does not have a formal policy governing the consideration of diversity in identifying nominees for director but does take diversity into consideration on an informal basis.

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Board Diversity

The following matrix presents the Board’s diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. As shown below in the board diversity matrix, the Company is currently in compliance with the diversity requirements of Nasdaq Rule 5605(f). As we pursue future Board recruitment efforts, the Corporate Governance and Nominating Committee will continue to seek out candidates who can contribute to the diversity of views and perspectives of the Board. This includes seeking out individuals of diverse ethnicities, a balance in terms of gender, and individuals with diverse perspectives informed by other personal and professional experiences.

Board Diversity Matrix as of April 14, 2023
Total Number of Directors			7

	Female	Male		Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4		—	1

Part II: Demographic Background
African American or Black	—	—		—	—
Alaskan Native or Native American	—	—		—	—
Asian	1	—		—	—
Hispanic or Latinx	—	—		—	—
Native Hawaiian or Pacific Islander	—	—		—	—
White	1	2		—	—
Two or More Races or Ethnicities	—	1		—	—
	2	3		—	—

LGBTQ+			—

Did Not Disclose Demographic Background			2

Stockholder Recommendations and Nominees

Our Corporate Governance and Nominating Committee will consider recommendations and nominations for candidates to our board of directors from stockholders in the same manner as candidates recommended to the committee from other sources, so long as such recommendations and nominations comply with our articles of incorporation and bylaws, all applicable company policies and all applicable laws, rules and regulations, including those promulgated by the SEC. Our Corporate Governance and Nominating Committee will evaluate such recommendations in accordance with its articles of incorporation, our bylaws and corporate governance principles and the director nominee criteria described above. Stockholders wishing to recommend a candidate for director should write to our Secretary at Artelo Biosciences, Inc., Attn: Secretary, 505 Lomas Santa Fe, Suite 160, Solana Beach, CA 92075.

To be considered, the recommendation of a director candidate must include the following written information as to each person whom the stockholder proposes to nominate for election as a director: (i) such person’s name, age, business address, residence address and principal occupation or employment; (ii) the class and number of shares of the Company that are held of record or are beneficially owned by such person and any (x) derivative instruments (as defined in the Company’s bylaws) held or beneficially owned by such person, including the full notional amount of any securities that, directly or indirectly, underlie any derivative instrument; and (y) other agreement, arrangement or understanding the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person with respect to the Company’s securities; (iii) all information relating to such person that is required to be disclosed in connection with solicitations of proxies for the contested election of directors, or is otherwise required, in each case pursuant to the Section 14 of the 1934 Act; (iv) such person’s written consent (x) to being named as a nominee of such stockholder, (y) to being named in the Company’s form of proxy  pursuant to Rule 14a-19 under the 1934 Act and (z) to serving as a director of the Company if elected; (v) any direct or indirect compensatory, payment, indemnification or other financial agreement, arrangement or understanding that such person has, or has had within the past three years, with any person or entity other than the Company (including, without limitation, the amount of any payment or payments received or receivable thereunder), in each case in connection with candidacy or service as a director of the Company (such agreement, arrangement or understanding, a “Third-Party Compensation Arrangement”); and (vi) a description of any other material relationships between such person and such person’s respective affiliates and associates, or others acting in concert with them, on the one hand, and such stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, and their respective affiliates and associates, or others acting in concert with them, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such stockholder, beneficial owner, affiliate or associate were the “registrant” for purposes of such rule and such person were a director or executive officer of such registrant. To be timely for our 2024 annual meeting of stockholders, nominations must be received by our Secretary observing the deadlines discussed above under “Stockholder Proposals or Director Nominations for 2024 Annual Meeting.”

Identification and Evaluation of Nominees for Director

The Corporate Governance and Nominating Committee uses a variety of methods for identifying and evaluating nominees for director. The Corporate Governance and Nominating Committee regularly assesses the appropriate size and composition of the Board, the needs of the Board and each committee of the Board, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the Corporate Governance and Nominating Committee through stockholders, management, current members of the Board or search firms. The evaluation of these candidates may be based solely upon information provided to the Corporate Governance and Nominating Committee or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the Corporate Governance and Nominating Committee deems appropriate, including the use of third parties to review candidates.

Code of Ethics

We have adopted a written Code of Ethics applicable to the Board and our officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, in accordance with the rules of the Nasdaq and the SEC. The Code of Ethics is available on our website at http://www.artelobio.com under “Investors —Governance.”

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 Director Compensation

Outside Director Compensation Policy

In March 2021, the Company adopted the Outside Director Compensation Policy. The Outside Director Compensation Policy provides for the following cash compensation program for our non-employee directors:

•	$30,000 per year for service as a non-employee director;

•	$25,000 per year for service as chairperson of our board of directors;

•	$15,000 per year additionally for service as chairperson of the audit committee;

•	$7,500 per year additionally for service as an audit committee member;

•	$12,000 per year additionally for service as chairperson of the compensation committee;

•	$4,000 per year additionally for service as a compensation committee member;

•	$8,000 per year additionally for service as chairperson of the corporate governance and nominating committee; and

•	$4,000 per year additionally for service as a corporate governance and nominating committee member.

The terms of our outside director compensation policy also allow for new non-employee directors to receive, upon becoming a non-employee director, an initial award of stock options to purchase 2,000 shares of our common stock at a per-share exercise price equal to the fair market value of a share of our common stock on the first trading date on or after the date on which such individual first becomes a non-employee director. The initial award shall vest in three (3) equal installments on each anniversary of the date the applicable non-employee director’s service commenced, in each case subject to the non-employee director continuing to be a service provider through the applicable vesting date.

Our outside director compensation policy, also provides for an annual award (the “Annual Award”) to continuing non-employee directors who have served as a non-employee director for at least six (6) months on the date of each annual meeting of stockholders of stock options to purchase 667 shares of our common stock at a per-share exercise price equal to the fair market value of a share of our common stock on the date of each annual meeting; provided, however, that the Board may make exceptions to this requirement of being an outside director for six (6) months to receive an Annual Award. The Annual Award shall vest on the earlier of the one-year anniversary of the date the annual award is granted, or the day prior to the date of the annual meeting next following the date the annual award is granted, in each case, subject to the non-employee director continuing to be a service provider through the applicable vesting date.

We also reimburse our directors for expenses associated with attending meetings of our board of directors and committees of our board of directors. Directors who are also our employees receive no additional compensation for their service as a director.

Our outside director compensation policy further provides that in any given fiscal year, a non-employee director may not receive cash compensation and equity awards with an aggregate value greater than $750,000 (determined in accordance with accounting principles generally accepted in the United States of America). Any cash compensation paid or awards granted to an individual for his or her services as an employee or a consultant (other than as a non-employee director) will not count for purposes of this limitation.

Our 2018 Equity Incentive Plan, as amended, or the 2018 Plan, provides that in the event of a merger or change in control, as defined in our 2018 Plan, each outstanding equity award granted under our 2018 Plan that is held by a non-employee director will fully vest, all restrictions on the shares subject to such award will lapse, and with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels, and all of the shares subject to such award will become fully exercisable, if applicable.

Director Compensation Table

The following table presents compensation information for our non-employee directors for the fiscal year ending December 31, 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Connie Matsui (2)	66,500	-	3,044	-	-	-	69,544
Douglas Blayney, M.D. (3)	38,000	-	3,044	-	-	-	41,044
Gregory R. Reyes, M.D., Ph.D. (4)	34,000	-	3,044	-	-	-	37,044
R. Martin Emanuele, Ph.D. (5)	34,000	-	3,044	-	-	-	37,044
Steven Kelly (6)	49,500	-	3,044	-	-	-	52,544
Tamara A. (Seymour) Favorito (7)	45,000	-	3,044	-	-	-	48,044

(1)

In accordance with SEC rules, the amounts shown reflect the aggregate grant date fair value of stock awards granted to Non-Employee Directors during 2022, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC 718”). The grant date fair value for stock options is measured based on the Black-Scholes Model. See Note 4 – Equity to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 31, 2023.

(2)	13,735 option awards outstanding as of December 31, 2022.
(3)	11,834 option awards outstanding as of December 31, 2022.
(4)	9,334 option awards outstanding as of December 31, 2022.
(5)	11,369 option awards outstanding as of December 31, 2022.
(6)	12,452 option awards outstanding as of December 31, 2022.
(7)	3,334 option awards outstanding as of December 31, 2022.

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_______________

EXECUTIVE OFFICERS

Our executive officers are appointed by, and serve at the discretion of, the Board. Each executive officer is a full-time employee of Artelo. The names of our executive officers and their ages, titles and biographies are set forth below:

Name	Age	Position
Gregory D. Gorgas	60	President, Chief Executive Officer, Chief Financial Officer, Secretary and Director

Gregory D. Gorgas. Please see biography in “Proposal 1” section below.

None of our executive officers has any family relationships with any of our other executive officers or directors. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our executive officers.

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EXECUTIVE COMPENSATION

Our board of directors has historically determined the compensation for our named executive officer. For the year ended December 31, 2022, our named executive officer was Gregory D. Gorgas, our President, Chief Executive Officer, Chief Financial Officer, and Secretary.

Summary Compensation Table for the Fiscal Year Ended December 31, 2022

The following table summarizes the total compensation earned by our NEO for the fiscal years ended December 31, 2022 and December 31, 2021.

Name and		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Principal Position	Year	($)	($)	($)	($)(1)	($)	($)	($)	($)
Gregory D. Gorgas
President, CEO, CFO,	2022	440,000	209,000	-	-	-	-	5,831(2)	654,831
Secretary, Treasurer and Director	2021	425,000	210,375	-	3,570,157	-	-	2,916(2)	4,208,448

___________

(1) In accordance with SEC rules, the amounts shown reflect the aggregate grant date fair value of stock option awards granted during 2022 or 2021, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC 718”). The grant date fair value for stock options is measured based on the Black-Scholes Model. See Note 4 – Equity to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 31, 2023.

(2) Life insurance premiums.

Outstanding Equity Awards at Fiscal Year End December 31, 2022

The following table sets forth certain information regarding equity awards granted to our named executive officer that remained outstanding as of December 31, 2022.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date

Gregory D. Gorgas	4,167	833	(1)	-	$29.85	August 29, 2029
President, CEO, CFO, Secretary,	27,817	27,817	(2)	-	$39.90	February 12, 2031
Treasurer and Director	16,774	21,566	(3)	-	$22.80	March 5, 2031
	24,466	65,868	(4)	-	$9.45	December 3, 2031

(1)	104 options vesting each month through July 2023 and 105 options vesting in August 2023.
(2)	27,817 options vesting in February 2023.
(3)	798 options vesting each month through July 2023. 799 Options vesting each month beginning August 2023 until March 2025.
(4)	1,881 options vesting each month through February 2023 and 1,882 options vesting each month beginning March 2023 until November 2025.

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Executive Employment Agreement with our NEO

On August 30, 2019, and effective as of June 20, 2019, the Company and Mr. Gorgas entered into an amended and restated employment agreement (the “Employment Agreement”).

Mr. Gorgas’ current annual base salary is $475,000 per year, less applicable withholdings, and he is eligible to earn an annual target bonus of up to 50% of his base salary upon achievement of performance objectives to be determined by the Company’s board of directors or its compensation committee. Mr. Gorgas is also eligible to participate in any employee benefit plans sponsored by us.

The Employment Agreement also provides that the Company shall pay the premiums for a life insurance policy for Mr. Gorgas for coverage of up to $1,000,000, and Mr. Gorgas shall be entitled to select personal beneficiaries for 100% of the proceeds of such policy. Mr. Gorgas may also choose to pay any additional premiums to increase the coverage of this life insurance policy.

The Employment Agreement also provides benefits in connection with a termination of employment under specified circumstances. Under the terms of the Employment Agreement, if we terminate Mr. Gorgas’ employment other than for cause, death, or disability, or Mr. Gorgas terminates his employment for good reason, Mr. Gorgas will be entitled to receive, subject to his timely execution and non-revocation of a release of claims, non-disparagement and his continued adherence to the non-solicitation provision of the Employment Agreement the following benefits: (A) if his termination of service occurs within the period 3 months prior to and 12 months after a change of control of the Company, (i) a lump sum severance payment equal to (x) 12 months of his then-current base salary and (y) his prorated annual bonus at the target level of achievement for the year in which the termination occurs, (ii) reimbursements for Mr. Gorgas and his eligible dependents’ COBRA premiums for up to 12 months; and (iii) accelerated vesting as to 100% of Mr. Gorgas’ then-outstanding time-based and performance-based equity awards; or (B) if his termination of service occurs outside of the period 3 months prior to and 12 months after a change of control of the Company, (i) continuing monthly payments of his then-current base salary for 12 months, (ii) a lump sum payment equal to a pro-rata portion of his then-current year target bonus, (iii) reimbursements for Mr. Gorgas and his eligible dependents’ COBRA premiums for up to 12 months; and (iv) accelerated vesting as to (x) 100% of Mr. Gorgas’ then-outstanding time-based equity awards and (y) that portion of Mr. Gorgas’ then-outstanding performance based equity awards for the performance goals that had been satisfied at the time of termination or are expected to be satisfied.

If any of the severance and other benefits provided for in the Employment Agreement or otherwise payable to Mr. Gorgas constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to excise tax under Section 4999 of the Internal Revenue Code, then such payments will be delivered in full or delivered as to such lesser extent which would result in no portion of such benefits being subject to excise tax, whichever results in the greater amount of after-tax benefits to Mr. Gorgas.

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PAY VERSUS PERFORMANCE

In accordance with the SEC’s disclosure requirements regarding pay versus performance, or PVP, this section presents the SEC-defined “Compensation Actually Paid,” or CAP. Also required by the SEC, this section compares CAP to various measures used to gauge performance at Artelo.

Compensation decisions at Artelo are made independently of disclosure requirements. CAP is a supplemental measure to be viewed alongside performance measures as an addition to the philosophy and strategy of compensation-setting discussed elsewhere in the overview of the executive compensation program, not in replacement.

Pay versus Performance Table - Compensation Definitions

Salary, Bonus, Non-Equity Incentive Plan Compensation, and All Other Compensation are each calculated in the same manner for purposes of both CAP and Summary Compensation Table, or SCT, values. The primary difference between the calculation of CAP and SCT total compensation is “Stock Awards” and “Option Awards.”

	SCT Total	CAP
Stock and Option Awards	Grant date fair value of stock and option awards granted during the year	Year over year change in the fair value of stock and option awards that are unvested as of the end of the year, or vested or were forfeited during the year

Pay Versus Performance Table

In accordance with the SEC’s new PVP rules, the following table sets forth information concerning the compensation of our NEO for each of the fiscal years ended December 31, 2022 and December 31, 2021 and our financial performance for each such fiscal year:

						(in thousands)
						GAAP
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Value of Initial Fixed $100 Investment Based on: Total Stockholder Return ($)	Net Income ($)
2022	654,831	(153,810)	-	-	$26.39	(10,083)
2021	638,290	(1,729,762)	-	-	$71.10	(9,443)

Compensation actually paid

The following adjustments were made to the Company’s PEO’s compensation to determine compensation actually paid to PEO:

Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards ($)	Equity Award Adjustments ($)	Compensation Actually Paid to PEO ($)
2022	654,831	-	(808,641)	(153,810)
2021	638,290	(3,570,157)	1,202,105	(1,729,762)

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Adjustments to equity value

Set out below is a reconciliation of the equity award adjustments:

Year	Year End Fair Value of Equity Awards for PEO ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards for PEO ($)	Fair value as of Vesting Date of Equity Awards Grated and Vested in the Year for PEO ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year for PEO ($)	Total Equity Award Adjustments for PEO ($)
2022	-	(595,502)	-	(213,139)	(808,641)
2021	1,208,090	(10,919)	-	4,934	1,202,105

Analysis of Information Presented in the Pay Versus Performance Table

The following provides an illustration of the relationship between compensation actually paid and total stockholder return as well as the relationship between compensation actually paid and net loss:

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PROPOSAL 1

ELECTION OF DIRECTORS

Board Composition

As of the date of this proxy statement, the Board consists of seven (7) members, who are not currently divided into classes. Our bylaws provide that the number of directors will be fixed from time to time by resolution of the Board. All directors hold office until their successors have been elected and qualified or until their earlier death, resignation, disqualification or removal.

The Board currently consists of Gregory D. Gorgas, Connie Matsui, Steven Kelly, R. Martin Emanuele, Ph.D., Douglas Blayney, M.D., Gregory R. Reyes, M.D., Ph.D., and Tamara A. (Seymour) Favorito. At each annual meeting of stockholders, the successors to directors whose terms then expire will serve from the time of election and qualification until following the annual meeting following election and until their successors are duly elected and qualified.

A classified board is one in which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. A classified board is designed to assure continuity and stability in a board of directors’ leadership and policies by ensuring that at any given time a majority of the directors will have prior experience with our Company and be familiar with our business and operations. Under Nevada law, a company may provide for a classified board of directors by adopting amendments to its bylaws or articles of incorporation. Although we qualify to adopt a classified board of directors, our Board of Directors has not previously done so.

On April 21, 2023, the Board approved the amended and restated Bylaws, which allows for the creation of a classified board of directors. On March 31, 2023, the Board also, upon the recommendation of the Corporate Governance and Nominating Committee nominated each of Gregory D. Gorgas, Connie Matsui, Steven Kelly, R. Martin Emanuele, Ph.D., Douglas Blayney, M.D., Gregory R. Reyes, M.D., Ph.D., and Tamara A. (Seymour) Favorito for election at the Annual Meeting, and on April 21, 2023, the Board, upon the recommendation of the Corporate Governance and Nominating Committee designated the classes of directors.

The Board will be established as a classified Board divided into three classes, designated as Class I, Class II, and Class III. The Board has determined that the current directors who are nominated for reelection will be divided into three classes as follows:

Class	Directors
I	R. Martin Emanuele, Ph.D. Steven Kelly
II	Douglas Blayney, M.D. Connie Matsui
III	Gregory R. Reyes, M.D., Ph.D. Tamara A. (Seymour) Favorito Gregory D. Gorgas

Generally, directors in a staggered board will be elected for three-year terms; however, in order to implement the staggered board at the this Annual Meeting, the Class I Directors will be elected for a one-year term, to serve until the 2024 annual meeting of stockholders, the Class II Directors will be elected for a two-year term, to serve until the 2025 annual meeting of stockholders, and the Class III Directors will be elected for a three-year term, to serve until the 2026 annual meeting of stockholders, and in each case, until their respective successor, if any, is duly elected and qualified.

Information about the Board of Directors

The names and certain information regarding each member of the Board, including the nominees for election to the Board at the Annual Meeting, are set forth below. The following information has been furnished to us by the directors. For more information concerning the nominees, please see the section entitled “Corporate Governance” above.

Class I

R. Martin Emanuele, Ph.D. was elected to our Board in September 2017. Dr. Emanuele is currently co-founder and Chief Executive Officer of Visgenx. Inc, a private bio-pharmaceutical company. From May 2011 to October 2016, he served as Senior Vice President, Development at Mast Therapeutics Inc. (now Savara, Inc., a biopharmaceutical company), from April 2010 to April 2011, Dr. Emanuele was Vice President, Pharmaceutical Strategy at DaVita, Inc., and leading provider of dialysis and other healthcare services in the United States. Prior to DaVita, from June 2008 to April 2010, Dr. Emanuele was a co-founder and CEO of SynthRx, Inc. a private biopharmaceutical company that was acquired by Mast Therapeutics (Savara, Inc) in April 2011. From November 2006 to May 2008, Dr. Emanuele was Senior Vice President, Business Development at Kemia, Inc., a venture-backed privately-held company focused on discovering and developing small molecule therapeutics. From 2002 to 2006, Dr. Emanuele held various senior-level positions with Avanir Pharmaceuticals, Inc., most recently as Vice President, Corporate Development and Portfolio Management, and from 1988 to 2002, Dr. Emanuele held positions of increasing responsibility at CytRx Corporation, most recently as Vice President, Research and Development and Business Development. He earned a Ph.D. in pharmacology and experimental therapeutics from Loyola University of Chicago, Stritch School of Medicine and a BS in biology from Colorado State University. He also holds an MBA with an emphasis in healthcare and pharmaceutical management from the University of Colorado.

We believe that Dr. Emanuele is qualified to serve as a member of our board of directors because of his professional background experience in the biopharmaceutical industry.

Steven Kelly was elected to our Board in May 2017. Mr. Kelly brings over thirty years of experience in Pharma/Biotech at all phases of the business across multiple therapeutic categories. Mr. Kelly is currently CEO at Carisma Therapeutics, a venture backed biotech pioneering the development of CAR macrophages, a disruptive approach to immunotherapy in cancer. From 2012 to 2018, Mr. Kelly was the principal of Kelly BioConsulting, LLC, and served as an independent consultant providing strategic direction and guidance to a variety of life sciences companies. Previously, Mr. Kelly was the founding CEO of Pinteon Therapeutics, an early stage oncology and CNS development company. Prior to this he held a number of leadership positions in the biotechnology industry including: CEO, Theracrine; CCO, BioVex; CEO, Innovive Pharmaceuticals; as well as various commercial and manufacturing roles at Sanofi, IDEC Pharmaceuticals and Amgen. Mr. Kelly holds a BS from University of Oregon and an MBA from Cornell University.

We believe Mr. Kelly is qualified to serve as a member of our board of directors because of his entrepreneurial background and extensive knowledge of the biopharmaceutical and biotechnology industries.

Class II

Douglas Blayney, M.D. was elected to our Board in July 2017. Dr. Blayney is a Professor of Medicine (Oncology), Emeritus at Stanford University and former Medical Director of Stanford Cancer Center. Dr. Blayney is a past president of the American Society of Clinical Oncology (ASCO) and a founder of the ASCO Quality Symposium. He was previously a Professor of Internal Medicine and Medical Director of the Comprehensive Cancer Center at the University of Michigan, and prior to that practiced and led Wilshire Oncology Medical Group, Inc. a physician owned multidisciplinary oncology practice in southern California. Dr. Blayney served on the Food and Drug Administration’s Oncologic Drugs Advisory Committee and is Founding Editor-in-Chief and Editor-in-Chief Emeritus of ASCO’s Journal of Oncology Practice. He has over 120 scientific publications with expertise on clinical trial development, use of oncology drugs in clinical practice, and information technology use. Dr. Blayney earned a degree in electrical engineering from Stanford, is a graduate of the University of California, San Diego (UCSD) School of Medicine, and received post graduate training at UCSD and at the National Cancer Institute in Bethesda, Maryland.

We believe Dr. Blayney is qualified to serve as a member of our board of directors because of his expertise in biopharmaceutical matters and deep familiarity with clinical trials and the FDA.

Connie Matsui was elected to our Board in May 2017. Ms. Matsui brings to her role over 16 years of general management experience in the biotechnology industry. Ms. Matsui retired from Biogen Idec in January 2009 as Executive Vice President, Knowledge and Innovation Networks. She served as an Executive Committee member at both Biogen Idec and IDEC Pharmaceuticals, a predecessor of Biogen Idec. Among the major roles she held after joining IDEC in November 1992 were: Senior Vice President, overseeing investor relations, corporate communications, human resources, project management and strategic planning; Collaboration Chair for the late stage development and commercialization of rituximab (tradenames: Rituxan ®, MabThera ®) in partnership with Roche and Genentech; and Project Leader for Zevalin ® , the first radioimmunotherapy approved by the FDA. Prior to entering the biotechnology industry, Ms. Matsui worked for Wells Fargo Bank in general management, marketing and human resources. Ms. Matsui currently serves as the Chair of the Board at Sutro Biopharma and has been active on a number of not-for-profit boards at the local, national and global level. Ms. Matsui earned BA and MBA degrees from Stanford University.

We believe Ms. Matsui is qualified to serve as a member of our board of directors because of her extensive management experience and deep familiarity with the biotechnology industry.

Class III

Gregory R. Reyes, M.D., Ph.D., was elected to our Board on November 30, 2020. Dr. Reyes has served as a Pharmaceutical and Biotech Industry Advisor and Consultant to various companies from June 2016 to present. Dr. Reyes has also served as the Co-Founder of OROX Biosciences, Inc. from June 2017 to present. Prior to that, Dr. Reyes served as the Senior Vice President, Drug Discovery & San Diego Site Head, overseeing drug discovery at Celgene from June 2011 to June 2016. Prior to that, Dr. Reyes served as Senior Vice President & San Diego Site Head, leading the oncology franchise at Biogen Idec from October 2008 to June 2011. Dr. Reyes currently serves as advisor to Cancer Research UK’s New Agents Committee and previously served on NIH’s National Advisory General Medical Sciences Council, and the Standing Review Committee for the Research Centers in Minority Institutions, National Center for Research Resources. Dr. Reyes obtained his M.D. and Ph.D. at The Johns Hopkins School of Medicine and trained in medicine at Stanford University Hospital. Dr. Reyes received his bachelor’s degree in Biology from the University of California, Santa Cruz.

We believe Dr. Reyes is qualified to serve as a member of our board of directors because of his extensive experience serving in leadership positions for biopharmaceutical companies.

Tamara A. (Seymour) Favorito was elected to our Board in March 2021. Ms. Favorito serves as a member of the board of directors, Chair of the audit committees and member of the compensation committees of Kintara Therapeutics, Inc. a publicly-traded drug development company. In addition she serves as a member of the board of directors and Chair of the audit and compensation committees of Zevra Therapeutics, Inc. (formerly KemPharm, Inc.), a rare disease therapeutics company. Ms. Favorito served as Interim Chief Financial Officer of Immunic, Inc., clinical-stage drug development company in 2019. She was Chief Financial Officer of Signal Genetics, Inc., a publicly traded molecular diagnostics company, from 2014 to 2017. She served as Chief Financial Officer of HemaQuest Pharmaceuticals, Inc., a venture-backed clinical-stage drug development company, from 2010 to 2014. From 2001 to 2009, she served as Chief Financial Officer of Favrille, Inc., a publicly traded clinical-stage drug development company. Ms. Favorito has also served as consulting chief financial officer for a number of biotechnology companies, served as Director of Finance and Controller of Agouron Pharmaceuticals, Inc. (now Pfizer, Inc.) and spent eight years in public accounting with Deloitte & Touche LLP and PricewaterhouseCoopers LLP, including three years as audit manager. Ms. Favorito is a Certified Public Accountant (inactive). She received an MBA, emphasis in Finance, from Georgia State University, and a bachelor’s degree in Business Administration, emphasis in Accounting, from Valdosta State University. Ms. Favorito also participated in an executive management program at Kellogg Graduate School of Management at Northwestern University.

We believe Ms. Favorito is qualified to serve as a member of our board of directors because of her experience leading public companies, her financial expertise and her familiarity with the biopharmaceutical industry.

Gregory D. Gorgas was appointed president, chief executive officer, chief financial officer, treasurer, secretary and director of our Company in April 2017. Prior to joining our Company, Mr. Gorgas was Senior Vice President, Commercial, and Corporate Officer at Mast Therapeutics from July 2011 to January 2017 with commercial leadership accountability and business development responsibilities for the hematology, oncology and cardiovascular development programs. In addition, he performed a key role in helping Mast Therapeutics raise over $50M in new capital. From November 2009 to July 2011, Mr. Gorgas was Managing Director at Theragence, Inc., a privately-held company he co-founded, that applies proprietary computational intelligence to mine and analyze clinical data. From November 2008 to July 2011, Mr. Gorgas also served as an independent consultant, providing commercial and business development consulting services to pharmaceutical, biotechnology and medical device companies. From 1997 to October 2008, Mr. Gorgas held several positions with Biogen Idec Inc., most recently, from March 2006 to October 2008, as Senior Director, Global and U.S. Marketing with responsibility for the strategic vision and operational commercialization of the company’s worldwide cancer business. In this role, he hired and led the team in marketing, operations, project management, and business development in Europe and the US. Before such time, he had increasing responsibilities in marketing, sales, commercial operations, and project team and alliance management. He holds an MBA from the University of Phoenix and a BA in economics from California State University, Northridge.

We believe Mr. Gorgas is qualified to serve as a member of our board of directors because of his extensive experience and accomplishments in the biopharmaceutical industry and his past leadership positions at successful public companies.

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 Required Vote

The election of each director requires the affirmative vote of a majority of the shares present in person live via the internet or by proxy and entitled to vote at a meeting at which a quorum is present. Abstentions are deemed to be votes cast and have the same effect as a vote “AGAINST” the proposal. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum. The proxy holders may not vote the proxies for a greater number of persons than the number of nominees named. If any nominee should be unavailable for election as a result of an unexpected occurrence, shares will be voted for the election of such substitute nominee as the Board may propose. Each person nominated for election has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve.

Board Recommendation

Our board of directors recommends a vote “FOR” the election as a director of each of the seven (7) nominees listed above for the one-, two- or three-year terms, as further described above.

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PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking you to ratify the appointment of MaloneBailey, LLP (“MaloneBailey”), as our independent registered public accounting firm for the year ending December 31, 2023. MaloneBailey served as our independent registered public accounting firm for the fiscal year ended December 31, 2022. Representatives of MaloneBailey are expected to be present live via the internet at the Annual Meeting, will have an opportunity to make a statement should they desire to do so.

Although our bylaws do not require that our stockholders approve the appointment of our independent registered public accounting firm, the Board is submitting the selection of MaloneBailey to our stockholders for ratification as a matter of good corporate practice. If our stockholders vote against the ratification of MaloneBailey, the Audit Committee will reconsider whether to continue to retain the firm. Even if our stockholders ratify the appointment of MaloneBailey, the Audit Committee may choose to appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our company and our stockholders.

Independent Registered Public Accounting Firm Fees and Services

The following table presents fees for professional audit and other services rendered by MaloneBailey for the audit of our annual consolidated financial statements as of and for year ended December 31, 2022, four-month transition period from September 1, 2021 to December 31, 2021 and the year ended August 31, 2021, respectively, and fees billed for other services rendered by MaloneBailey during those respective periods.

Fee Category	Year ended December 31, 2022	Four months ended December 31, 2021	Year ended August 31, 2021

Audit Fees	$113,500	$48,000	75,000
Audit-Related Fees	-	-	54,000
Tax Fees	5,000	-	4,000
All Other Fees	-	-	-
Total Fees	$118,500	$48,000	133,000

Our audit committee pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the audit committee either before or after the respective services were rendered.

Our Board has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

Required Vote

Ratification of MaloneBailey as our independent registered public accounting firm for the year ending December 31, 2023, requires the affirmative “FOR” vote of a majority of the total votes cast live via the internet or represented by proxy at the annual meeting and entitled to vote on the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on this proposal.

Board Recommendation

The Board unanimously recommends a vote “FOR” the ratification of MaloneBailey, LLP as our independent registered public accountant firm.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee is a committee of the board of directors comprised solely of independent directors as required by the Nasdaq listing standards and rules and regulations of the SEC. The audit committee operates under a written charter approved by our board of directors, which is available on our corporate website at www.artelobio.com. The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.

With respect to Artelo Biosciences’ financial reporting process, management is responsible for (1) establishing and maintaining internal controls and (2) preparing Artelo’s consolidated financial statements. Artelo’s independent registered public accounting firm, MaloneBailey, LLP (“MaloneBailey”), is responsible for performing an independent audit of Artelo’s consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), or PCAOB, and to issue a report thereon. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare Artelo’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

•	reviewed and discussed the audited financial statements for fiscal year 2022 with management;

•

discussed with MaloneBailey, Artelo’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of PCAOB and the Securities and Exchange Commission (“SEC”);

•

received the written disclosures and the letters from MaloneBailey, as required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with MaloneBailey its independence.

Based on the audit committee’s review and discussion with management and MaloneBailey, the audit committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

The Audit Committee

Tamara A. (Seymour) Favorito (Chair)
Connie Matsui
Steven Kelly

This report of the audit committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by Artelo Biosciences under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except to the extent Artelo Biosciences specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

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RELATED PERSON TRANSACTIONS

Described below are any transactions occurring since January 1, 2021 and any currently proposed transactions to which we were a party and in which:

•	the amounts involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and

•	a director, executive officer, holder of more than 5% of the outstanding capital stock of us, or any member of such person’s immediate family had or will have a direct or indirect material interest.

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Indemnification of Directors and Officers

The Company’s Articles of Incorporation and Bylaws provide that, to the fullest extent permitted by the laws of the State of Nevada, any officer or director of the Company, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is or was or has agreed to serve at the request of the Company as a director, officer, employee or agent of the Company, or while serving as a director or officer of the Company, is or was serving or has agreed to serve at the request of the Company as a director, officer, employee or agent (which, for purposes hereof, shall include a trustee, partner or manager or similar capacity) of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity. For the avoidance of doubt, the foregoing indemnification obligation includes, without limitation, claims for monetary damages against the indemnitee to the fullest extent permitted under Section 78.7502 of the Nevada Revised Statutes.

The indemnification provided shall be from and against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the indemnitee or on the indemnitee’s behalf in connection with such action, suit or proceeding and any appeal therefrom, but shall only be provided if the indemnitee acted in good faith and in a manner indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action, suit or proceeding, had no reasonable cause to believe the indemnitee’s conduct was unlawful.

In the case of any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he/she is or was a director, officer, employee or agent of the Company, or while serving as a director or officer of the Company, is or was serving or has agreed to serve at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, no indemnification shall be made in respect of any claim, issue or matter as to which the indemnitee shall have been adjudged to be liable to the Company unless, and only to the extent that, the Nevada courts or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Nevada courts or such other court shall deem proper.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that he/she did not act in good faith and in a manner which the indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the indemnitee’s conduct was unlawful.

To the extent that indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of our company in the successful defense of any action, suit or proceeding) is asserted by any of our directors, officers or controlling persons in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of that issue.

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OTHER MATTERS

Section 16(a) Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2022, that all Section 16(a) reports applicable to its directors and executive officers were filed on a timely basis.

Fiscal Year 2022 Annual Report and SEC Filings

We know of no other matters to be submitted at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the individuals we have designated as proxies to vote the shares that they represent on such matters in accordance with their judgment.

For further information about Artelo Biosciences, Inc., please refer to our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023. Our Annual Report on Form 10-K is publicly available at www.proxyvote.com, on the SEC’s website at www.sec.gov or on our website at www.artelobio.com under “Investor – SEC Filings.” You may also obtain a copy by sending a written request to Artelo Biosciences, Inc., Attn: Investor Relations, 505 Lomas Santa Fe, Suite 160, Solana Beach, CA 92075.

By order of the Board of Directors,

Dated: May 16, 2023	By:	/s/ Gregory D. Gorgas
Gregory D. Gorgas
President and Chief Executive Officer

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